SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C.  20549



                           FORM 8-K



                        CURRENT REPORT



              PURSUANT TO SECTION 13 OR 15(D) OF
              THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):  May 20, 1994



                Commission file number  1-7244



                BALLY ENTERTAINMENT CORPORATION
    (Exact name of registrant as specified in its charter)



                Delaware                             36-2512405
     (State or other jurisdiction of              (I.R.S. Employer
     incorporation or organization)              Identification No.)



8700 West Bryn Mawr Avenue, Chicago, Illinois          60631
(Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code:  (312) 399-1300
















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                    Exhibit Index on Page 2

                BALLY ENTERTAINMENT CORPORATION
                           FORM 8-K
                        Current Report

Item 5.   Other Events.

          On May 17, 1994, the Registrant issued the press release attached hereto as Exhibit 99, which press release is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits

     c.   Exhibits.

          99   News Release of Registrant dated May 17, 1994


                           SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              BALLY ENTERTAINMENT CORPORATION
                              -------------------------------
                                        Registrant


                                     /s/ John W. Dwyer
Date: May 20, 1994        ---------------------------------------
                          Vice President and Corporate Controller
                                (Chief Accounting Officer)


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